UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to § 240.14a-12

BLACKBOARD INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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Important Information
On July 1, 2011, Blackboard Inc. (“Blackboard”) distributed the following to employees of Blackboard: (i) e-mails regarding the proposed acquisition to employees of Blackboard in the form set forth below; (ii) a transcript of a video message recorded for employees of Blackboard; and (iii) frequently asked questions regarding the proposed acquisition for use in discussing the proposed acquisition with employees of Blackboard. Each of the foregoing are filed herewith pursuant to Rule 14a-12.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed acquisition. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed acquisition and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed acquisition. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed acquisition will be included in the proxy statement that Blackboard intends to file with the SEC.
Forward Looking Statements
The documents provided below contain forward-looking statements, including those regarding the proposed acquisition. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed acquisition in a timely manner or at all; the satisfaction of conditions precedent to consummation of the proposed acquisition, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the proposed acquisition itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q and Form 10-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.

Form of E-mail to Employees of Blackboard
Blackboard Team:
I’m writing to share some important news.
As you know, our Board of Directors has been engaged in a process to evaluate potential strategic alternatives for our company. As part of that process, the Board determined that an offer from an investors group led by affiliates of Providence Equity Partners to acquire Blackboard is in the best interest of the company’s shareholders and will benefit employees, customers and partners, and they voted unanimously in favor of the proposed transaction.
Today’s news marks another step in our ongoing work to help our clients improve all aspects of the educational experience. In Providence, we join up with a respected and proven partner who shares our commitment to education and has a lengthy track record of successfully supporting and growing technology companies, including many in our industry. Working with Providence, we will also benefit from the ability to pursue our long term strategic goals outside of the quarterly focus of the public markets. You can learn more about Providence at http://www.provequity.com/
Providence views Blackboard as an attractive investment because of our solid business strategy, our talented team, market-leading technology and our vision for how technology can power a better education experience in a range of areas. Providence fully intends to support and grow the business going forward, and to that end I and our management team will remain in place. We do not anticipate any meaningful changes to the day-to-day operations of the business, and we remain completely focused on our current objectives and strategy.
The proposed transaction is expected to be completed later this year, at which point we’ll provide an update. In the meantime, it is very important that we remain focused on continuing to execute our plans and providing a high level of service to our clients and partners with whom we’re sharing this news today. You can see the letter and FAQ that we shared with clients and partners at http://www.blackboard.com/providence. To aid in successfully communicating today’s news, we’ll be providing support to all client-facing team members.
In the meantime you can find an Employee FAQ a video message I created for employees here (you must be logged into the network or VPN). Please feel free to send any additional questions to CEO@blackboard.com. As always, if you receive inquiries from the media or other external parties, please direct them to Michael Stanton or Matt Maurer.
Thank you for your continued focus on supporting our clients and growing our business. This news is a positive reflection on the great work we’ve accomplished to date, and an important part of continuing that work going forward.
Best,
Michael Chasen

President and CEO

Blackboard Inc.
Forward-Looking Statements
This Employee Communication contains forward-looking statements, including those regarding the proposed transaction. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the transaction itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed transaction. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Blackboard intends to file with the SEC.
Transcript of Video Message for Employees of Blackboard
Hi everyone, I’m Michael Chasen, President and CEO of Blackboard.
Today we’ve announced that Blackboard will be acquired by an investor group led by affiliates of Providence Equity Partners. We’ll share more information in the weeks and months to come, but I wanted to take a moment now to share a few thoughts on this important next step in our long-term strategy as a company.
Joining up with Providence represents a great opportunity for us to continue our mission of building a better education experience...working with a partner who’s as committed to that vision as we are, and operating with greater flexibility as a private company. Providence has a proven track record of successfully growing education technology companies, and sees the long-term opportunity for Blackboard in a very similar way as we do.
While this is an important change in our ownership structure, it won’t change our overall strategy or our day-to-day work. Providence is fully committed to growing our business. The leadership team and I will remain in place. And we’ll continue to be aggressive, continue to invest, and continue to push harder to win new customers and to improve our support for existing clients.
The acquisition won’t be final for several months. When it closes, we’ll share more on how we’ll move forward, once again as a privately held company.
In the meantime, our primary focus remains in the same place it was before today’s news — on our clients. With BbWorld Las Vegas and a series of new product launches coming up this summer, it’s more important than ever that we keep our energies aimed at serving clients and driving the business.
There is a limited amount of information we can share at this time, but please don’t hesitate to reach out to me directly with any questions. You can email me at CEO@Blackboard.com, or you can reach out to another member of the senior management team.
Thank you for all of your hard work. Your efforts are what have gotten us to this point, and they’re what will drive our continued success in this new chapter for Blackboard.
Forward-Looking Statements
This Employee Communication contains forward-looking statements, including those regarding the proposed transaction. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the transaction itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed transaction. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Blackboard intends to file with the SEC.

Employee FAQ
Why did the company decide to agree to this transaction?
Blackboard’s Board of Directors believes that this proposed transaction is in the best interest of the company and its stockholders. Blackboard and Providence Equity Partners share a common vision for how technology can improve all aspects of the education experience. And with this step, Blackboard can work to further strengthen its support for clients outside the short term focus of the public markets.
What does it mean to “go private”?
As a public company, Blackboard is owned by public shareholders (institutional and individual investors) and our stock trades on the NASDAQ Global Select Market. If the company “goes private,” Blackboard’s stock would no longer be traded on the public market.
Who is Providence Equity Partners?
Providence Equity Partners is the leading global private equity firm specializing in equity investments in media, communications, information services and education companies around the world. The principals of Providence manage funds with over $23 billion in equity commitments and have invested in more than 100 companies operating in over 20 countries since the firm’s inception in 1989. Significant existing and prior investments include Altegrity, Bresnan Broadband Holdings, Casema, Com Hem, Digiturk, eircom, Hulu, ikaSystems Corporation, Idea Cellular, Kabel Deutschland, NexTag, PanAmSat, ProSiebenSat.1, Recoletos, TDC, Univision, VoiceStream Wireless, Warner Music Group, and Yankees Entertainment and Sports Network.
Providence’s current education industry investments include Archipelago Learning, Ascend Learning, Catalpa, Edline, Education Management Corporation and Study Group.
Providence is headquartered in Providence, RI (USA) and has offices in New York, London, Los Angeles, Hong Kong and New Delhi. Visit www.provequity.com for more information.
What impact will this have on our business?
This proposed transaction will have no material impact on our day to day operations. We remain focused on the same priorities we have in place and ask for your continued efforts to enhance the quality of the services we provide.
Will Michael Chasen and the executive leadership team remain in their current positions?
Yes, Michael will remain as CEO and continue to lead the company, along with the other existing members of the leadership team.
How will this impact compensation and benefits?
We will be providing additional information moving forward but we do not expect the proposed transaction to materially impact compensation or benefits. Blackboard will continue to provide compensation and benefits to attract and retain the high-quality talent required to operate and grow our business.

What will happen to company stock or stock options?
For stock options, on the closing date of the transaction, all stock options will be accelerated and become fully vested. Each option will then be converted into cash equal to the difference between the per share purchase price of $45 and the per share exercise price of the option. For restricted stock, on the closing date of the transaction, the vesting of most restricted stock will be fully accelerated and will then be paid out at the per share purchase price of $45. For unvested restricted stock held by certain members of senior management, the vesting of restricted stock will be accelerated by one year; unvested restricted stock will continue to vest according to the original vesting schedule and will be paid out as it vests at the per share purchase price of $45.
What should I do if I am contacted by the media?
As with all media inquiries, please direct them to Michael Stanton, Senior Vice President, Corporate Affairs or Matt Maurer, Senior Director, Public Relations.
When will the transaction be final?
The transaction is subject to approval by the company’s shareholders and other customary closing conditions, but is expected to close in the fourth quarter of 2011.
What should we do until the transaction closes?
This announcement has no impact on the day-to-day operations of our business, so everyone should continue doing exactly what they have always done — focus on your individual roles and responsibilities and providing the best products and service to our customers and partners.
What should we tell customers or partners?
It is important that we speak with one voice on this announcement and that external inquiries be referred to Michael Stanton or Matt Maurer. Having said that, please feel free to let customers and partners know that this proposed transaction will have no impact on the day-to-day operations of the business and the same team will remain in place to continue to deliver the same high-quality level of products and services to meet their needs.
What should we make of the press releases that have been issued by plaintiffs’ law firms announcing “investigations” into whether the Company or its Board of Directors engaged in some sort of wrongdoing in connection with the transaction?
In recent years, it has become commonplace for class action lawsuits to be filed following the announcement of large public company mergers and acquisitions alleging, among other things, that the Board of Directors breached their fiduciary duties in agreeing to sell the company. We believe that, here, any such lawsuit, if filed, would be without merit and we would intend to defend it vigorously.
Will we be given updates on the status of the transaction?
We are committed to keeping our employees as informed as we can, but there are obviously legal restraints in these types of transactions that may limit our ability to communicate certain information. We will be as transparent as we can through the process.

What if I have more questions?
We have established an email mailbox called CEO@blackboard.com where additional questions can be sent. Where we are able to respond, we will periodically post answers on the Blackboard intranet home page.
Forward-Looking Statements
This Employee FAQ contains forward-looking statements, including those regarding the proposed transaction. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed transaction in a timely manner or at all; the satisfaction of conditions precedent to consummation of the transaction, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the transaction itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission, including its most recent Form 10-Q. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.
Additional Information and Where to Find It
Blackboard intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed transaction. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction will be included in the proxy statement that Blackboard intends to file with the SEC.